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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 9, 2004

                                PHLO CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-21079                 11-3314168
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

                6001-21 Argyle Forest Blvd.
                          PMB #117
                     Jacksonville, FL                            32244-5705
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         (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (973) 691-9012
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Phlo Corporation (the "Company") has retained Sherb & Co., LLP ("Sherb") as its new independent auditors, and Reznick, Fedder & Silverman ("Reznick") has been terminated in such capacity. Such actions were approved by the Company's Board of Directors.

         Reznick was retained by the Company in July, 2003. During its engagement, Reznick did not issue any report on the Company's financial statements. With respect to the Company's two most recent fiscal years and through the date of this report, there were no disagreements with Reznick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Reznick would have caused Reznick to make reference to the subject matter of the disagreement in connection with its reports. With respect to that period, there were no "reportable events" as listed in Item 304(a)(1)(v)(A)-(D)of Regulation S-K ("Regulation S-K") adopted by the Securities and Exchange Commission (the "SEC"). The Company has provided Reznick with a copy of this Form 8-K prior to its filing with the Commission. The Company will incorporate in this filing the response that it receives from Reznick with respect to this filing, if any, upon receipt thereof.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Phlo Corporation


Date:  April 16, 2004                    By: /s/ James B. Hovis
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                                            Name: James B. Hovis
                                            Title: President and Chief
                                                   Executive Officer